UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 4, 2010
BROOKS AUTOMATION, INC.
(Exact name of registrant as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation)

0-25434	04-3040660

(Commission File Number)	(IRS Employer Identification No.)

15 Elizabeth Drive, Chelmsford, MA	01824

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (978) 262-2400.
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On August 5, 2010, Brooks Automation, Inc. (“Brooks” or the “Company”) announced via press release its financial results for the fiscal quarter ended June 30, 2010. A copy of the press release is attached hereto as Exhibit 99.1.
In connection with the conference call to be held by the Company on August 5, 2010 to discuss its financial results for the fiscal quarter ended June 30, 2010, the Company will reference a slide presentation, which was made available in advance of the call through the Company’s website. The slide presentation is attached as Exhibit 99.2 hereto.
Limitation on Incorporation by Reference. The information in this Item 2.02 and in Item 9.01 of this Current Report, including the exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
Cautionary Note Regarding Forward-Looking Statements. Except for historical information contained in the press releases attached as exhibits hereto, the press releases contain forward-looking statements which involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary note in the press release regarding these forward-looking statements.
ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
On August 4, 2010, the Brooks board of directors appointed Stephen S. Schwartz to the position of President and Chief Executive Officer, effective October 1, 2010. Mr. Schwartz will succeed Robert J. Lepofsky, current Chief Executive Officer and member of the Company’s Board of Directors, who will retire from both positions effective September 30, 2010. Mr. Schwartz was elected to the Company’s Board of Directors on August 4, 2010. A copy of the press release is attached hereto as Exhibit 99.3.
Mr. Schwartz, age 50, has served as the Company’s President since April 5, 2010. Prior to joining Brooks, during the fourteen year period prior to August 2002, Mr. Schwartz served as an executive at Applied Materials, Inc. of Santa Clara California, where he held a number of senior leadership roles, including being head of the Global Service Business Group. From August 2002 to April 2009 Mr. Schwartz was the President and Chief Executive Officer of Asyst Technologies, Inc., a company that developed, manufactured, sold and supported hardware and software automation systems for the semiconductor and flat panel display manufacturing industries, and served as Chairman of the board of directors of Assyst from January 2003 to April 2009.
Mr. Schwartz, earned his PhD, MS and BS degrees in Electrical Engineering at Purdue University and an MBA degree from the University of Chicago.
Adjustments to Mr. Schwartz’s compensation to reflect his new position are expected but not yet available.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits
99.1	Press release issued on August 5, 2010 by Brooks Automation, Inc.

99.2	Investor Conference Call Slide Presentation.

99.3	Press release issued on August 4, 2010 by Brooks Automation, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROOKS AUTOMATION, INC.
/s/ Thomas S. Grilk
Thomas S. Grilk
Senior Vice President, General Counsel and Secretary

Date: August 5, 2010

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued on August 5, 2010 by Brooks Automation, Inc.

99.2	Investor Conference Call Slide Presentation.

99.3	Press release issued on August 4, 2010 by Brooks Automation, Inc.